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                                                                                       LINCOLN LIFE & ANNUITY
[LOGO]                                          VARIABLE ANNUITY APPLICATION           COMPANY OF NEW YORK
                                                                                       HOME OFFICE SYRACUSE, NEW YORK
-------------------------------------------------------------------------------------------------------------------------

   Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT
   OWNER.

-------------------------------------------------------------------------------------------------------------------------
1a CONTRACT OWNER
-------------------------------------------------------------------------------------------------------------------------

                                                        Social Security number/TIN     / / / / - / / / - / / / / /
   ----------------------------------------------------
   Full legal name or trust name*
                                                        Date of birth  / / /  / / /  / / /   / / Male  / / Female
   ----------------------------------------------------                Month   Day   Year
   Street address
                                                        Home telephone number  / / / /  / / / / - / / / / /
   ----------------------------------------------------
   City                State     ZIP
                                                        Date of trust* / / /  / / /  / / /  Is trust revocable?*
   ----------------------------------------------------                Month   Day   Year    / / Yes    / / No
   Trustee name*
   NOTE: MAXIMUM AGE OF CONTRACT OWNER IS 89.                    *This information is required for trusts.
-------------------------------------------------------------------------------------------------------------------------
1b JOINT CONTRACT OWNER
-------------------------------------------------------------------------------------------------------------------------

                                                        Social Security number         / / / / - / / / - / / / / /
   ----------------------------------------------------
   Full legal name                                      Date of birth  / / /  / / /  / / /   / / Male   / / Female
   NOTE: MAXIMUM AGE OF JOINT CONTRACT OWNER IS 89.                    Month   Day   Year    / / Spouse / / Non-spouse

-------------------------------------------------------------------------------------------------------------------------
2a ANNUITANT (if no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
-------------------------------------------------------------------------------------------------------------------------

                                                        Social Security number         / / / / - / / / - / / / / /
   ----------------------------------------------------
   Full legal name
                                                        Date of birth  / / /  / / /  / / /   / / Male  / / Female
   ----------------------------------------------------                Month   Day   Year
   Street address
                                                        Home telephone number  / / / /  / / / / - / / / / /
   ----------------------------------------------------
   City                State     ZIP

   NOTE: MAXIMUM AGE OF ANNUITANT IS 89.
-------------------------------------------------------------------------------------------------------------------------
2b CONTINGENT ANNUITANT
-------------------------------------------------------------------------------------------------------------------------

                                                        Social Security number         / / / / - / / / - / / / / /
   ----------------------------------------------------
   Full legal name

   NOTE: MAXIMUM AGE OF ANNUITANT IS 89.
-------------------------------------------------------------------------------------------------------------------------
3  BENEFICIARY(IES) OF CONTRACT OWNER (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
-------------------------------------------------------------------------------------------------------------------------

                                                                                                                        %
   ----------------------------------------------------  -----------------------------------  -----------------  --------
   Primary: Full legal name or trust name*               Relationship to Contract Owner       SSN/TIN

                                                                                                                        %
   ----------------------------------------------------  -----------------------------------  -----------------  --------
   Primary: Full legal name                              Relationship to Contract Owner       SSN/TIN

                                                                                                                        %
   ----------------------------------------------------  -----------------------------------  -----------------  --------
   Contingent: Full legal name or trust name             Relationship to Contract Owner       SSN/TIN


   -------------------------------------------           Date of trust* / / /  / / /  / / /     Is trust revocable?*
   Trustee name*                                                        Month   Day   Year       / / Yes    / / No

                                                                      *This information is required for trusts
   TO SPECIFY AN ANNUITY PAYMENT OPTION FOR YOUR BENEFICIARY, PLEASE COMPLETE THE BENEFICIARY PAYMENT OPTIONS
   FORM (29953CP).
-------------------------------------------------------------------------------------------------------------------------
4  TYPE OF VARIABLE ANNUITY CONTRACT
-------------------------------------------------------------------------------------------------------------------------
   NONQUALIFIED: / / Initial Contribution  OR  / / 1035 Exchange

   TAX-QUALIFIED (MUST COMPLETE PLAN TYPE): / / Initial Contribution, Tax Year _____  OR  / / Transfer  OR  / / Rollover

   PLAN TYPE (CHECK ONE): / / Roth IRA      / / Traditional IRA


FORM 29365NY 8/99                                     Page 1                                                     CP-APPNY

----------------------------------------------------------- | -----------------------------------------------------------
5a ALLOCATION (This section must be completed.)             | 5a DOLLAR COST AVERAGING (Complete only if electing DCA.)
----------------------------------------------------------- | -----------------------------------------------------------
   Initial minimums:                                        |
      Nonqualified       $10,000     Qualified   $ 2,000    |    $2,000 minimum required.
                                                            |
   FUTURE CONTRIBUTIONS WILL FOLLOW THE ALLOCATION          |    Total amount to DCA:          $
   BELOW. IF DCA OPTION IS SELECTED, THE ENTIRE AMOUNT      |                                    -----------------------
   OF EACH FUTURE CONTRIBUTION WILL FOLLOW THE              |               OR
   ALLOCATION IN SECTION 5b.                                |    MONTHLY amount to DCA:        $
                                                            |                                    -----------------------
   If no allocations are specified in Section 5a or 5b,     | -----------------------------------------------------------
   the entire amount will be allocated to the Money         |
   Market Fund pending instructions from the contract       |    OVER THE FOLLOWING PERIOD:      -----------------------
   owner.                                                   |                                          MONTHS (6-60)
----------------------------------------------------------- | -----------------------------------------------------------
   Total initial                                            |    FROM THE FOLLOWING HOLDING ACCOUNT (check one):
    contribution amount    $                                |
                            ---------------------------     |    / / 1 Year Fixed Account (Only available for 12 months
   Total DCA amount        $                                |        or less.)
                            ---------------------------     |    / / Delaware Delchester Series
                            (ENTER AMOUNT IN SECTION 5b)    |    / / Lincoln National Money Market   *The DCA holding
                                                            |    / / Lincoln National Bond Fund       account and the
   Remaining amount to be                                   |                                         DCA fund elected
    allocated              $                                |                                         cannot be the same.
                            ---------------------------     |
----------------------------------------------------------- | -----------------------------------------------------------
   INTO THE FUND(S) BELOW                                   |    INTO THE FUND(S) BELOW
----------------------------------------------------------- | -----------------------------------------------------------
   USE WHOLE PERCENTAGES                                    |    USE WHOLE PERCENTAGES
                                                            |
              % Delaware Delchester Series                  |               % Delaware Delchester Series
   ----------                                               |    ----------
              % Delaware Emerging Markets Series            |               % Delaware Emerging Markets Series
   ----------                                               |    ----------
              % Delaware Growth & Income Series             |               % Delaware Growth & Income Series
   ----------                                               |    ----------
              % Delaware REIT Series                        |               % Delaware REIT Series
   ----------                                               |    ----------
              % Delaware Select Growth Series               |               % Delaware Select Growth Series
   ----------                                               |    ----------
              % Delaware Small Cap Value Series             |               % Delaware Small Cap Value Series
   ----------                                               |    ----------
              % Delaware Social Awareness Series            |               % Delaware Social Awareness Series
   ----------                                               |    ----------
              % Delaware Trend Series                       |               % Delaware Trend Series
   ----------                                               |    ----------
              % AIM V.I. Capital Appreciation Fund          |               % AIM V.I. Capital Appreciation Fund
   ----------                                               |    ----------
              % AIM V.I. Growth Fund                        |               % AIM V.I. Growth Fund
   ----------                                               |    ----------
              % AIM V.I. International Fund                 |               % AIM V.I. International Fund
   ----------                                               |    ----------
              % AIM V.I. Value Fund                         |               % AIM V.I. Value Fund
   ----------                                               |    ----------
              % Alliance Capital Growth                     |               % Alliance Capital Growth
   ----------                                               |    ----------
              % Alliance Capital Growth and Income          |               % Alliance Capital Growth and Income
   ----------                                               |    ----------
              % Alliance Capital Premier Growth             |               % Alliance Capital Premier Growth
   ----------                                               |    ----------
              % Alliance Capital Technology                 |               % Alliance Capital Technology
   ----------                                               |    ----------
              % AVIS Global Small Cap                       |               % AVIS Global Small Cap
   ----------                                               |    ----------
              % AVIS Growth                                 |               % AVIS Growth
   ----------                                               |    ----------
              % AVIS Growth and Income                      |               % AVIS Growth and Income
   ----------                                               |    ----------
              % AVIS International                          |               % AVIS International
   ----------                                               |    ----------
              % Bankers Trust Equity 500 Index              |               % Bankers Trust Equity 500 Index
   ----------                                               |    ----------
              % Liberty Newport Tiger                       |               % Liberty Newport Tiger
   ----------                                               |    ----------
              % Fidelity VIP Equity Income Portfolio        |               % Fidelity VIP Equity Income Portfolio
   ----------                                               |    ----------
              % Fidelity VIP Growth Portfolio               |               % Fidelity VIP Growth Portfolio
   ----------                                               |    ----------
              % Fidelity VIP Growth Opportunities Portfolio |               % Fidelity VIP Growth Opportunities Portfolio
   ----------                                               |    ----------
              % Fidelity VIP Overseas Portfolio             |               % Fidelity VIP Overseas Portfolio
   ----------                                               |    ----------
              % Lincoln National Bond Fund                  |               % Lincoln National Bond Fund
   ----------                                               |    ----------
              % Lincoln National Money Market Fund          |               % Lincoln National Money Market Fund
   ----------                                               |    ----------
              % MFS Emerging Growth Series                  |               % MFS Emerging Growth Series
   ----------                                               |    ----------
              % MFS Research Series                         |               % MFS Research Series
   ----------                                               |    ----------
              % MFS Total Return Series                     |               % MFS Total Return Series
   ----------                                               |    ----------
              % MFS Utilities Series                        |               % MFS Utilities Series
   ----------                                               |    ----------
              % Templeton Franklin Small Cap                |               % Templeton Franklin Small Cap
   ----------                                               |    ----------
              % Templeton Global Growth                     |               % Templeton Global Growth
   ----------                                               |    ----------
              % Templeton International                     |               % Templeton International
   ----------                                               |    ----------
              % Templeton Mutual Shares                     |               % Templeton Mutual Shares
   ----------                                               |    ----------
                Fixed Account:          ______ % 5 years    |               % TOTAL (must = 100%)
                ______ % 1 year         ______ % 7 years    |    ----------
                ______ % 3 years        ______ % 10 years   |    ----------
                                                            | -----------------------------------------------------------
              % TOTAL (must = 100%)                         |    FUTURE CONTRIBUTIONS WILL NOT AUTOMATICALLY START A NEW
   ----------                                               |    DCA PROGRAM. INSTRUCTIONS MUST ACCOMPANY EACH DCA
   ----------                                               |    CONTRIBUTION.
----------------------------------------------------------- | -----------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
5c CROSS-REINVESTMENT OR PORTFOLIO REBALANCING
-------------------------------------------------------------------------------------------------------------------------

   To elect either of these options, please complete the Cross-Reinvestment form (28051CP) or the Portfolio Rebalancing form (28887CP).

-------------------------------------------------------------------------------------------------------------------------
6  AUTOMATIC WITHDRAWALS
-------------------------------------------------------------------------------------------------------------------------

   NOTE: WITHDRAWALS EXCEEDING 15% OF PREMIUM PAYMENTS PER YEAR MAY BE SUBJECT TO CONTINGENT DEFERRED SALES CHARGES.
 ---------------------------------------------------------------------------------------------
   / / Please provide me with automatic withdrawals totaling ______% (may be between 1-15%)
       of premium payments payable as follows:

   / / Monthly   / / Quarterly   / / Semiannually   / / Annually

   Begin withdrawals in  / / /  / / /
                         Month  Year
 ---------------------------------------------------------------------------------------------

                                                OR

 ---------------------------------------------------------------------------------------------
   / / Please provide me with automatic withdrawals of $_________________________

   / / Monthly   / / Quarterly   / / Semiannually   / / Annually

   Begin withdrawals in  / / /  / / /
                         Month  Year
 ---------------------------------------------------------------------------------------------

   NOTE: IF NO TAX WITHHOLDING SELECTION IS MADE, FEDERAL TAXES WILL BE WITHHELD AT A RATE OF 10%.

   ELECT ONE:  / / Do withhold taxes
                   Amount to be withheld $___________________ OR _________%

               / / Do not withhold taxes

   ELECT ONE:  / / Send check to address of record            OR   / / Send check to the following alternate address:

               / / Direct deposit
                   For direct deposit into your bank account,      ------------------------------------------------------
                   the Electronic Fund Transfer Authorization
                   form (27326CP) must be completed and            ------------------------------------------------------
                   submitted with a VOIDED check or a savings
                   deposit slip.                                   ------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
7  AUTOMATIC BANK DRAFT
-------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------  -----------------------------------------------------
   Print account holder name(s) EXACTLY as shown on bank records
                                                                                                      ATTACH VOIDED CHECK
   ------------------------------------------------------------------------------------------------
   Bank name                                                             ABA number

   ----------------------------------------------------------------------------------------------------------------------
   Bank street address                                    City                            State               ZIP

   Automatic bank draft start date:   / / /     / / /    / / /                                        $
                                      Month  Day (1-28)  Year      -------------------------------     ------------------
                                                                   Checking account number             Monthly amount

   I/We hereby request and authorize you to pay and charge to my/our accounts, checks or electronic fund debits processed by and payable to the order of Lincoln Life & Annuity Company of New York, P.O. Box 7866, Fort Wayne, IN 46801-7866,
   provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life & Annuity Company of New York to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance investment loss to me/us.

-------------------------------------------------------------------------------------------------------------------------
8  REPLACEMENT Will the proposed contract replace any existing annuity or life insurance contract?
-------------------------------------------------------------------------------------------------------------------------

   ELECT ONE:  / / NO  / / YES   IF YES, COMPLETE THE 1035 EXCHANGE OR QUALIFIED RETIREMENT ACCOUNT TRANSFER FORM.

   (Attach a replacement form.)


   ----------------------------------------------------------------------------------------------------------------------
   Company name

   ----------------------------------------------------------------------------------------------------------------------
   Plan name                                                                                  Year issued

-------------------------------------------------------------------------------------------------------------------------
9  SIGNATURES
-------------------------------------------------------------------------------------------------------------------------

   All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Delaware - Lincoln ChoicePlus-SM-
   and verify my/our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT
   EXPERIENCE OF THE FUNDS IN THE SERIES, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I/We understand that all payments and values based on the fixed account are subject to a market value adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.


   ---------------------------------------------------------------------------------------
   Signed at (city)                                State                                     Date  / / /  / / /  / / /
                                                                                                   Month   Day   Year

   ---------------------------------------------   ---------------------------------------
   SIGNATURE OF CONTRACT OWNER                     JOINT CONTRACT OWNER (IF APPLICABLE)


   ---------------------------------------------------------------------------------------
   Signed at (city)                                State                                     Date  / / /  / / /  / / /
                                                                                                   Month   Day   Year

   ---------------------------------------------------------------------------------------
   SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS A TRUST OR CUSTODIAN.)















-------------------------------------------------------------------------------------------------------------------------
                                FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 5)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.

-------------------------------------------------------------------------------------------------------------------------
10 INSURANCE IN FORCE  Will the proposed contract replace any existing annuity or life insurance contract?
-------------------------------------------------------------------------------------------------------------------------

   ELECT ONE: / / NO  / / YES   IF YES, PLEASE LIST THE INSURANCE IN FORCE ON THE LIFE OF THE PROPOSED CONTRACT OWNER(S)
                                AND ANNUITANT(S):

   (Attach a replacement form.)

                                                                                                         $
   ----------------------------------------------------------------------------------------------------------------------
   Company name                                                                       Year issued        Amount

-------------------------------------------------------------------------------------------------------------------------
11 ADDITIONAL REMARKS
-------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
12 DEALER INFORMATION
-------------------------------------------------------------------------------------------------------------------------

   Option:  / / 1  / / 2  / / 3  / / 4  NOTE: LICENSING APPOINTMENT WITH LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK IS
                                              REQUIRED FOR THIS APPLICATION TO BE PROCESSED. IF MORE THAN ONE
                                              REPRESENTATIVE, PLEASE INDICATE NAMES AND PERCENTAGES IN SECTION 11.


                                                                                        / / / /  / / / / - / / / / /
   ----------------------------------------------------------------------------------     Registered representative's
   Registered representative's name (print as it appears on NASD licensing)               telephone number

                                                                                        / / / / - / / / - / / / / /
   ----------------------------------------------------------------------------------     Registered representative's SSN
   Client account number at dealer (if applicable)


   ----------------------------------------------------------------------------------------------------------------------
   Dealer's name


   ----------------------------------------------------------------------------------------------------------------------
   Branch address                               City                                        State             ZIP


   ----------------------------------------------------------------------------------------------------------------------
   Branch number                                Representative number

   / / CHECK IF BROKER CHANGE OF ADDRESS

-------------------------------------------------------------------------------------------------------------------------
13 REPRESENTATIVE'S SIGNATURE
-------------------------------------------------------------------------------------------------------------------------

   The representative hereby certifies that he/she witnessed the signature(s) in section 9 and that all information contained in this application is true to the best of his/her knowledge and belief.


   ----------------------------------------------------------------------------------------------------------------------
   Signature


-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                           Send completed application -- with a check made payable to Lincoln Life & Annuity Company of
                           New York -- to your investment dealer's home office or to:
[LOGO]
                           LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           P.O. Box 7866                                       Attention: ChoicePlus Operations
                           Fort Wayne, IN  46801-7866                          1300 South Clinton Street
                           888-868-2583                                        Fort Wayne, IN  46802
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